As filed with the Securities and Exchange Commission on July 1, 2005

                                                                                                                                                                       File Nos. 33-75138

                                                                                                                                                                       811-8348

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement Under the Securities Act of 1933 /X/

Pre-Effective Amendment No. / /

Post-Effective Amendment No. 17 / X/

and

Registration Statement Under the Investment Company Act of 1940 /X/

Amendment No. 18 / X/

LORD ASSET MANAGEMENT TRUST

__________________

(Exact Name of Registrant as Specified in Charter)

440 South LaSalle Street

Chicago, Illinois 60605-1028

(Address of Principal Executive Offices) (ZipCode)

Registrant's Telephone Number, including area code:

(312) 663-8300

Keith T. Robinson Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006	Thomas S. White, Jr. Thomas White International, Ltd. 440 South LaSalle Street Chicago, Illinois 60605-1028

(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

[X ] Immediately upon filing pursuant to paragraph (b) of Rule 485

[ ] on ______________, pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on ________, pursuant to paragraph (a)(1) of Rule 485

[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485

[ ] on ________, pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note

This post-effective amendment Number 17 to the Registrant's registration statement filed pursuant  Rule 485(b) under the Securities Act of 1933, as amended ("1933 Act"), hereby incorporates by reference the Registrant's Statement of Additional Information as filed as Part B of post-effective amendment Number 16 to the Registrant's registration statement filed on February 25, 2005 pursuant to Rule 485(b) under the 1933 Act.

Thomas White Funds Family

Capturing Value WorldwideSM

Prospectus & Application: March 1, 2005

Thomas White American Opportunities Fund

An equity fund focusing primarily on mid-size and smaller U.S. companies

Thomas White International Fund

An international equity fund that focuses on companies located outside of the U.S.

Each Fund as a series of
Lord Asset Management Trust
440 S. LaSalle Street
Suite 3900
Chicago, IL 60605

Please contact the Funds at
1-800-811-0535

The Securities and Exchange Commission has not approved or disapproved the Funds' shares and has expressed no opinion as to the accuracy or adequacy of this prospectus. It is a criminal offense to make a representation to the contrary.

Thomas White
Funds Family
Capturing Value WorldwideSM

[insert graphic]

TABLE OF CONTENTS

Goals Of the Funds and Investment Strategies [    ]
What You Should Know About Risk  [    ]
How the Funds Have Performed [    ]
Fees and Expenses [    ]
The Advisor [    ]
Financial Information  [    ]
Dividends, Distributions and Taxes  [    ]
Portfolio Holdings [    ]

Your Account [    ]

How to Buy Shares [    ]
How to Sell Shares [    ]
Redemption Fee [    ]

Shareholder Services and Account Policies [    ]

Contacting the Thomas White Funds Family [    ]
An Important Phone Number All Shareholder Services: 1-800-811-0535

Goals of the Funds

The investment objective of the American Opportunities and International Funds is long-term capital growth.

Investment Strategies

For each of the Funds, Thomas White International, Ltd. (the "Advisor" or "TWI") seeks to buy equity securities of companies at less than its research indicates to be their true worth. This is intended to produce Fund portfolios with lower price-to-earnings and price-to-book ratios than comparable mutual funds. Such portfolio characteristics are typical of what are commonly referred to as "value" funds.

Companies considered attractive typically will have one or more of the following characteristics:

. The market price of their equity securities is undervalued relative to earnings power, break-up value and inherent profitability.

. The companies are, or may soon be, exhibiting improved financial characteristics represented by rising cash flow, return on equity, operating margins and book value.

. The price of their equities may have recently underperformed the general market due to a low level of investor expectations regarding the earnings outlook.

. The companies should have the strength to operate successfully through adverse business conditions.

This approach seeks out equities where current investor enthusiasm is low. Positions are normally sold when the investment community's perceptions improve and the securities approach what TWI believes to be their fair valuation.

The Advisor adheres to a long-term investment approach, and it does not attempt to predict short- term changes in the general market. Each Fund intends to invest in companies for holding periods greater than one year under normal market conditions, so the frequency of its purchases and sales generally should be below many comparable mutual funds. Lower portfolio turnover helps to reduce trading costs and shareholders' taxes.

A high exposure to the equity market is normally maintained unless the Advisor is unable to find undervalued securities that meet its criteria. Using this investment management style, the Advisor seeks superior long-term performance, below average return volatility and portfolio resilience in difficult market environments.

American Opportunities Fund

The American Opportunities Fund primarily invests in equity securities of mid and small-size U.S. companies. The Advisor will select most of the stocks held by the Fund from the 800 companies in the Russell Midcap Index. The Advisor currently researches over 2,300 issuers monthly and may purchase any of these stocks for the American Opportunities Fund.

Equity securities of mid and small-size companies tend to have greater price fluctuations than larger, more established companies. The Advisor will attempt to manage this risk by normally owning companies that represent a broad range of industries. The Fund will compare itself to, and attempt to outperform, the Russell Midcap Value Index and the Russell Midcap Index. These unmanaged indices represent up to 800 companies that have a market capitalization of approximately $0.5 billion to $12.4 billion.

While the Advisor will primarily invest the assets of the American Opportunities Fund in US. companies, the Fund can invest a portion of its assets in non-U.S. equity securities.

International Fund

The International Fund primarily invests in equity securities of companies located in the world's developed countries outside of the U.S. Under normal market conditions, the Fund will invest in companies located in at least 10 countries outside of the U.S., and will invest less than 10% of its assets in U.S. companies. Generally, equity investments will represent a diversified portfolio of predominantly larger companies. There may also be a portion of the International Fund's assets invested in companies from emerging market countries.

The International Fund is designed to benefit from future growth in developed countries, as well as emerging market countries. The Advisor produces monthly valuation research that covers forty-nine countries. It believes that the world now offers excellent opportunities for growth and diversification. The Fund is designed to complement domestic equity funds, like the American Opportunities Fund.

What You Should Know About Risk

Those Who Should Invest in the Funds

The Funds are designed to be appropriate for prudent investors who are seeking the long-term performance advantage of equities and who want growth of capital rather than current income. Under normal conditions, the Funds will try to limit shareholders' taxes through relatively low portfolio turnover.

Individuals should consider improving the risk-return profile of their U.S. mutual funds by having exposure to foreign investing. The International Fund is designed for this purpose.

The Advisor discourages potential shareholders who are aggressive, short-term investors from investing in the Funds. As is described under "Fees and Expenses", and in more detail under "How to Sell Shares", a 2% redemption fee is imposed on the sale of Fund shares held less than sixty days. This is imposed in an attempt to limit transaction costs and the disruption of the Funds' investment strategies caused by investors such as those described above.

Equities

The Funds generally will be fully-invested in equity securities, including common and preferred stocks. Common stocks represent an equity (ownership) interest in a corporation, while preferred stocks generally pay a higher dividend but do not represent ownership.

Each Fund is subject to market risk, which is the risk that the value of a security may move up and down, sometimes rapidly and unpredictably, in response to economic or other conditions. In addition, changes in interest rates affect the value of portfolio securities held by the Funds and the operations of the issuers of the Funds' portfolio securities.

The Funds' investments in mid- and small-cap companies can involve more risk than investing in larger companies. Normally, these companies have more limited markets or product lines, and often more limited trading in their stocks. This can cause the prices of equity securities of these companies to be more volatile than those of large cap issuers, or to decline more significantly during market downturns than the market as a whole.

History shows that over long periods, equities have outperformed bonds, cash equivalents and inflation. Nevertheless, in the short term, equity performance may be volatile and unpredictable, and may produce greater negative returns than other asset classes.

Foreign Securities

Holding equity securities of foreign companies can entail taking more risk than owning the securities of domestic companies. Equity securities of foreign companies may entail risks that are different from, or in addition to, investments in the securities of domestic issuers, such as disclosure, accounting, auditing and financial reporting standards and practices that are different from those to which U.S. issuers are subject. Political, economic and social developments in foreign countries and fluctuations in currency exchange rates may affect the operations of foreign companies or the value of their stocks. The foreign securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. As a result, the value of an investment in a Fund could decrease, particularly if there is a sudden decline in the share prices of the Fund's holdings or an overall decline in the stock markets of the foreign countries in which the Fund is invested. Further, transaction costs in foreign jurisdictions, including tax, brokerage and custody costs, may be higher, which can result in lower returns or decreased liquidity.

These risks may be particularly acute with respect to investments in emerging markets.

While both Funds may invest in foreign securities, the International Fund can be expected to be particularly subject to the risks posed by foreign investing.

These risks and others are more fully discussed in the Statement of Additional information (the "SAI").

General Risks

Shareholders should understand that all investments involve risk. There can be no guarantee against loss resulting from an investment in the Funds, nor can there be any assurance that a Fund's investment objective will be attained.

The value of a Fund's investments and, therefore, investment performance will vary from day to day. When you sell your shares, they may be worth more or less than the price you paid for them, and you could lose money.

TWI recognizes the above risks and attempts in its management of the Funds to moderate them. It believes that a professionally structured and carefully monitored portfolio can reduce the risks associated with less diversified equity portfolios.

The Advisor attempts to configure the Funds' portfolios to moderate the natural volatility of equities by focusing each Fund's investments in equities that in theory are underpriced. However, its success in doing so cannot be assured. Such securities may never reach what the Advisor believes to be their full value, or may even go down in price. In addition, this approach may produce returns below aggressive equity funds, given the Advisor's efforts to limit risk.

Under adverse market conditions, the Funds could invest some or all of their assets in money market securities and similar investments. Although the Funds would do this only in seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

How the Funds Have Performed

The bar charts below and the tables to the right represent the American Opportunities and International Funds' annual returns as of December 31, 2004 and long-term performance. Total return information reflects reimbursements, in the absence of which total returns would have been lower.

The bar charts demonstrate that returns will fluctuate from year-to-year. The Funds can experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the graphs. The returns include reinvestment of all dividends and distributions.

The average annual total return tables compare the Funds' performance to that of comparative indices. All of the indices listed are recognized unmanaged indices of U.S. and global stock market performance. While the International Fund is compared to an international index (which excludes U.S. securities), prior to May 1, 1999, the Fund's primary investment focus was a global array of issuers instead of companies located outside of the U.S.

As with all mutual funds, past performance, before and after taxes, is not a prediction of future results.

For any fund, you should evaluate total return in light of the Fund's particular investment objective and policies, and then compare it to its peers and a suitable index.

The Funds have return patterns intended to appeal to the prudent investor who has moderate risk tolerance and a long-term (over five years) investment outlook.

Thomas White American Opportunities Fund

Total Return for Calendar Year
2000	5.24%
2001	6.12%
2002	-9.89%
2003	34.55%
2004	20.11%

Best Quarter
Qtr. 2 '03:	15.01%

Worst Quarter
Qtr. 3 '02:	-14.30%

Thomas White International Fund

Total Return for Calendar Year
1995	19.03%
1996	16.50%
1997	11.70%
1998	16.54%
1999	26.31%
2000	-14.65%
2001	-16.75%
2002	-11.36%
2003	36.26%
2004	20.44%

Best Quarter
Qtr 4 '99:	20.62%

Worst Quarter
Qtr 3 '02:	-17.61%

Average Annual Total Returns as of December 31, 2004

	1 Year	5 Years	Since Inception
American Opportunities Fund (inception 3/4/99)
Return Before Taxes	20.11%	10.22%	10.73%
Return After Taxes On Distributions[1]	18.80%	9.62%	10.21%
Return After Taxes on Distributions And Sale of Fund Shares	14.56%	8.63%	6.75%
Russell Midcap Index[2]	20.22%	7.59%	10.29%
Russell Midcap Value Index[2]	23.71%	13.48%	12.30%
	1 Year	5 Years	10 years
International Fund

Return Before Taxes	20.44%	0.66%	8.95%
Return After Taxes On Distributions[1]	19.93%	0.20%	7.42%
Return After Taxes on Distributions And Sale of Fund Shares	13.25%	0.31%	7.07%
MSCI All Country Free Ex-US World Index[3]	21.36%	0.02%	5.88%

1After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

2 The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 25% of the total market capitalization of the Russell 1000 Index. Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Effective March 1, 2005, the Fund changed its benchmark from the Russell Midcap Value Index to the Russell Midcap Index, which is more representative of the investment style of the American Opportunities Fund. Both indices are unmanaged and assumes the reinvestment of dividends. The Index figures do not reflect any deduction for fees, expenses or taxes.

3The MSCI All Country Free World Ex-US Index is a compilation of the investable market indices for 50 countries, which include developed and emerging markets, but excludes the U.S. The index is unmanaged and assume the reinvestment of dividends. The Index figures do not reflect any deduction for fees, expenses or taxes.

Fees & Expenses

Annual fund operating expenses are charges paid when shareholders buy and hold shares of a Fund. A Fund's expenses are subtracted daily and are therefore factored into the share price as reported; expenses are not charged directly to shareholder accounts.

The Funds are no load, so there are no sales charges or loads of any kind, but they do impose a 2% redemption fee, payable to the Funds, on most shares purchased and held less than sixty days. This is intended to benefit long term shareholders of the Funds, as short-term trading in the Funds increases transaction costs and can have a negative impact on the Funds' performance.

Shareholder Fees
(paid directly from an investment)

Redemption Fee* (as a percentage of amount redeemed, if applicable)
American Opportunities Fund	2%
International Fund	2%

*On shares purchased and held for less than sixty days (For more information, see "Redemption Fee.")

Annual Fund Operating Expenses
(deducted from Fund assets)
	Management Fees	Other Expenses	Total Fund Operating Expenses	Less Reimbursement*	Net Operating Expenses
American Opportunities Fund	1.00%	0.49%	1.49%	0.14%	1.35%
International Fund	1.00%	0.50%	1.50%	0.00%	1.50%

* The Advisor has contractually agreed to reimburse the American Opportunities Fund to the extent that the Fund's total operating expenses exceed 1.35% of the Fund's average daily net assets through October 31, 2005. The Advisor has contractually agreed to reimburse the International Fund to the extent that the Fund's total operating expenses exceed 1.50% of the Fund's average daily net assets through October 31, 2005.

Cost Comparison Examples
Assume that a Fund's annual return is 5%, and that its operating expenses are exactly as shown (including the contractual waiver that is in place for the upcoming year). Use of this assumed 5% return is required by the Securities and Exchange Commission ("SEC"); it is not an illustration of past or future investment results. For every $10,000 invested, here's how much a shareholder would pay in total expenses if the account was closed after the number of years indicated:
	1 Year	3 Years	5 Years	10 Years
American Opportunities Fund	$137	$457	$800	$1,768
International Fund	153	474	818	1,791

These examples illustrate the effect of expenses and are intended to help you compare the costs of investing in the Funds with the costs of investing in other mutual funds. The examples are not meant to suggest actual or expected cost or returns, all of which may vary.

The Advisor

The Funds are managed by Thomas White International, Ltd., 440 S. LaSalle Street, Suite 3900, Chicago, Illinois 60605. TWI chooses each Fund's investments and handles its affairs, under the direction of the Board of Trustees. TWI provides the Funds with investment research, advice, supervision and certain overhead items and facilities TWI provides investment management and advisory services to both a domestic and international client base, including trusts, endowments, corporations, employee benefit plans, Taft-Hartley plans and individuals.

Thomas S. White, Jr., has been the portfolio manager of the Funds since their inceptions and has been managing investments for more than thirty-seven years. He is the Chairman of TWI, which he founded in 1992. Prior to that he was a Managing Director of Morgan Stanley Asset Management and Chief Investment Officer of its Chicago Group, which he began in 1982. Further information concerning TWI is included under the heading "Investment Management and Other Services" in the SAI.

TWI's has its own research division. Its analysts provide the company valuations that Mr. White uses to select stocks for the Funds' portfolios. The research division produces monthly equity valuation publications for research clients who are asset management organizations located around the world.

Each Fund pays a management fee, equal to 1.00% of the Fund's average daily net assets on an annual basis, prior to any waiver or reimbursement, to TWI for managing its investments and business affairs. During the past fiscal year, the Funds paid management fees, after any expense reimbursement at the following effective rates:

American Opportunities Fund: 0.86%,

International Fund: 1.00%.

TWI feels that it is important for shareholders to thoroughly understand and grow comfortable with its investment approach. The Funds' shareholder communications are written with this goal in mind.

The American Opportunities Fund is designed to benefit
from the Advisor's ability to discover attractive investment opportunities in each of the major industries within the
United States.
The United States has the largest and most diversified economy in the world. Its stock market ranks number one by dollar value and number of common stocks.	The Advisor's research unit has produced investment valuations of U.S. companies within the following industries.
Advertising	Entertainment	Newspaper
Aerospace	Financial Services	Office Equipment
Air Transport	Food Processing	Oilfield Services
Aluminum	Forest & Paper	Packaging & Containers
Apparel/Textile	Grocery	Petroleum (Integrated)
Auto & Truck	Home Furnishings	Petroleum (Producing)
Auto Parts	Home Appliances	Pharmaceuticals
Banks: National	Homebuilding	Precision Instruments
Banks: Regional	Hotels	Publishing
Beverages	Household Products	Railroads
Broadcasting	Industrial Services	Recreation
Building Materials	Insurance, Diversified	Restaurants
Cable TV	Insurance, Life	Retail
Cement & Aggregates	Internet	Securities Brokerage
Chemicals	Investment Advisors	Semiconductors
Cosmetics	Machinery	Steels
Computers & Peripherals	Maritime	Telecom Equipment
Computer Software	Medical Services	Telecom Services
Drugstores	Medical Supplies	Tire & Rubber
Electrical Equipment	Metal Fabricating	Tobacco
Electric Utilities	Metals & Mining	Trucking
Electronics	Natural Gas	Water & Utilities

The American Opportunities Fund seeks superior long-term returns while attempting to limit investment risks. It employs a valuation-oriented stock selection strategy and broad portfolio diversification.

History shows that careful industry, asset class and company diversification can lower portfolio volatility and reduce risk during difficult market environments.

The International Fund is designed to take advantage of
the positive changes occurring in the world today.

These forty-nine countries contain over 3,600 companies that are valued by the Advisor's analysts. International Fund shareholders are partial owners of many of these companies through their ownership of Fund shares.

International Fund shareholders are at the very epicenter of what is driving change in today's world: An unprecedented explosion of highly beneficial global capitalism.

DEVELOPED MARKETS	EMERGING MARKETS
Europe	Greater Europe
Austria	Czech Republic
Belgium	Hungary
Denmark	Russia
Finland	Poland
France	Turkey
Germany	Middle East
Greece	Israel
Ireland	Africa
Italy	Egypt	South Africa
Netherlands	Morocco
Norway	Latin America
Portugal	Argentina	Mexico
Spain	Brazil	Peru
Sweden	Chile	Venezuela
Switzerland	Columbia
United Kingdom	Indian Subcontinent
North America
Bermuda	India
Canada	Pakistan
United States	Far East
Pacific	China	Philippines
Australia	Indonesia	Taiwan
Hong Kong	Korea	Thailand
Japan	Malaysia
New Zealand
Singapore
The goal of the International Fund is to have a diversified portfolio of predominantly foreign equity securities representing a broad mix of industries and countries. By combining	diversification with its proprietary research, TWI seeks superior long-term returns and volatility that is lower than most comparable mutual funds.

Financial Information

These tables summarize the Funds' financial histories and performance for the past five years. "Total Return" shows how much your investment in a Fund would have increased (or decreased) during each period, assuming you held your shares for the entire period and had reinvested all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Funds' financial statements, is included in the Funds' most recent shareholder report, which is available upon request.

THOMAS WHITE AMERICAN OPPORTUNITIES FUND TWAOX
For a Share Outstanding Throughout the Period	Year Ended October 31:
	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$13.65	$10.54	$10.67	$10.95	$10.73
Income From Investment Operations: Net Investment Income	0.03	0.00	0.02	0.03	0.04
Net Realized and Unrealized Gains (Loss)	1.97	3.12	(0.13)	(0.27)	0.72
Total From Investment Operations	2.00	3.12	(0.11)	(0.24)	0.76
Less Distributions:
From Net Investment Income	(0.02)	(0.01)	(0.02)	(0.04)	(0.04)
From Net Realized Gains	(1.11)	-	-	-	(0.50)
Tax Return of Capital	-	-(1)	-(1)	-(1)	-
Total Distributions	(1.13)	(0.01)	(0.02)	(0.04)	(0.54)
Change in Net Asset Value for the Period	0.87	3.11	(0.13)	(0.28)	0.22
Net Asset Value, End of Period	$14.52	$13.65	$10.54	$10.67	$10.95
Total Return	14.60%	29.56%	(1.01)%	(2.20)%	7.25%
Ratios/Supplemental Data Net Assets at End of Period (in thousands)	$16,888	$16,048	$11,303	$10,789	$10,386
Ratio to Average Net Assets: Expenses (net of reimbursement)	1.35%+	1.35%+	1.34%+	1.35%+	1.35%+
Net Investment Income (net of reimbursement)	0.19%	0.01%+	0.17%+	0.31%+	0.22%+
Portfolio Turnover Rate	37.30%	28.38%	37.50%	83.34%	62.14%

(1) Less than $0.01 per share.

+ In the absence of the expense reimbursement for the American Opportunities Fund, the ratio of expenses to average net assets would have been 1.49%, and the ratio of net investment income to average net assets would have been 0.06% for the year ended October 31, 2004. In the absence of the expense reimbursement for the American Opportunities Fund, the ratio of expenses to average net assets would have been 1.52%, and the ratio of net investment income to average net assets would have been (0.15)% for the year ended October 31, 2003. In the absence of the expense reimbursement for the American Opportunities Fund would have been 1.53%, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been (0.01)% for the year ended October 31, 2001. In the absence of the expense reimbursement for the American Opportunities Fund, the ratio of expenses to average net assets would have been 1.54%, and the ratio of net investment income to average net assets would have been 0. l3% for the year ended October 31, 2001. In the absence of the expense reimbursement for the American Opportunities Fund, the ratio of expenses to average net assets would have been 1.47%, and the ratio of net investment income to average net assets would have been 0.11% for the year ended October 31, 2000.

Thomas White International Fund TWWDX
	Year Ended October 31:
For a Share Outstanding Throughout the Period	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$10.54	$8.62	$9.27	$11.76	$13.30
Income From Investment Operations: Net Investment Income	0.12	0.11	0.08	0.06	(0.01)
Net Realized and Unrealized Gains (Loss)	1.80	1.94	(0.66)	(2.49)	(0.05)
Total From Investment Operations	1.92	2.05	(0.58)	(2.43)	(0.06)
Less Distributions:
From Net Investment Income	(0.15)	(0.13)	(0.07)	(0.6)	(0.07)
From Net Realized Gains	-	-	-	-	(1.41)
Total Distributions	(0.15)	(0.13)	(0.07)	(0.06)	(1.48)
Change in Net Asset Value for the Period	1.77	1.92	(0.65)	(2.49)	(1.54)
Net Asset Value, End of Period	$12.31	$10.54	$8.62	$9.27	$11.76
Total Return	18.23%	23.77%	(6.28)%	(20.63)%	(1.26)%
Ratios/Supplemental Data Net Assets at End of Period (in thousands)	$47,106	$38,820	$25,588	$27,656	$34,104
Ratio to Average net Assets: Expenses (net of reimbursement)	1.50%	1.50%+	1.50%+	1.50%+	1.50%+
Net Investment Income (net of reimbursement)	1.04%	1.14%+	0.81%+	0.51%+	(0.04)% +
Portfolio Turnover Rate	45.81%	25.61%	50.00%	35.38%	38.37%

+ In the absence of the expense reimbursement for the International Fund, the ratio of expenses to average net assets would have been 1.77%, and the ratio of net investment income to average net assets would have been 0.88% for the year ended October 31, 2003. In the absence of the expense reimbursement for the International Fund, the ratio of expenses to average net assets would have been 1.74% and the ratio of net investment income to average net assets would have been 0.57%, for the year ended October 31, 2002. In the absence of the expense reimbursement for the International Fund, the ratio of expenses to average net assets would have been 1.66% and the ratio of net investment income to average net assets would have been 0.35% for the year ended October 31, 2001. In the absence of the expense reimbursement, the ratio of expenses to average net assets for the International Fund would have been 1.52% and the ratio of net investment income to average net assets for the International Fund would have been (0.06)% for the year ended October 31, 2000.

Dividends, Distributions and Taxes

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

The Funds distribute all or substantially all of their net income and realized gains to shareholders each year. Normally, dividends and capital gains are distributed in October. If a Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. In addition to federal tax, distributions may be subject to state and local taxes.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividends. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:

  Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.
  Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.
  A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them. If you exchange shares, you may be treated as if you sold them.

Whenever you sell shares of a Fund, we will send you a confirmation statement showing how many shares you sold and at what price. It is up to you or your tax preparer to determine whether any given sale resulted in a capital gain or loss, and if so, the amount of tax to be paid.

Be sure to keep regular account statements; the information they contain will be essential in calculating the amount of your dividends and capital gains.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Every January, the Funds will send you and the IRS a statement, called a Form 1099, to assist you with your tax preparation.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. If you later want to change your distribution options, call us at 1-800-811-0535.

The Funds offer four options:
.    Your income dividends and capital gains distributions will be automatically reinvested in additional shares of the relevant Fund. If you do not indicate a choice on your application, you will be assigned this option.

.     You will be sent a check for each income dividend and capital gains distribution.

.    Your capital gains distributions will be automatically reinvested, but you will be sent a check for each income dividend.

.    Your income dividends will be automatically reinvested, but you will be sent a check for each capital gains distribution.

For IRA accounts, all distributions will be automatically reinvested because payment of distributions in cash to you would be a taxable distribution from your IRA, and might be subject to tax penalties.

Understanding Distributions:

As a Fund shareholder, you are entitled to your share of your Fund's net income and any net gains realized on investments.

Your share of a Fund's income from dividends and interest, and any net realized short-term capital gains, are paid to you as dividends, which are taxed at the same rate as ordinary income.

Generally, each Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Net realized long-term gains are paid to you as capital gains distributions. Currently, long-term capital gains result from sales of securities held for greater than one year and are taxed at a maximum rate of 15%.

Distributions are subject to these capital gains rates regardless of how long you have held your shares.

Understanding Portfolio Turnover

Before investing in a mutual fund, investors should consider its portfolio turnover rate. The portfolio turnover rate is an indication of how long the manager holds securities in the portfolio.

For example, if the portfolio turnover rate is 100%, then the average holding period is one year. If the portfolio turnover rate is 50%, then the average holding period would be two years.

Funds with low portfolio turnover rates have lower brokerage and other transaction costs, and the tax rates attached to the capital gains they generate may be lower. The International Fund had a portfolio turnover rate of approximately 46% for its fiscal year ended October 31, 2004. The turnover rate for the American Opportunities Fund was approximately 37%.

Market Timing/Short Term Trading

Some investors try to profit from various short term or frequent trading strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one Fund to another and then back again after a short period of time.

Investors that engage in market timing present risks to other investors. By realizing profits through short term trading, investors that engage in rapid purchases and sales or exchanges of the Funds' shares dilute the value of shares held by long term investors. Volatility resulting from excessive purchases and sales or exchanges of the Funds' shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Funds may have difficulty implementing their long term investment strategies if they are forced to maintain a higher level of assets in cash to accommodate significant short term trading activity resulting from market timing. In addition, the Funds may incur increased expenses if one or more investors engage in excessive or short term trading. For example, the Funds may be forced to liquidate a portion of their portfolio investments to meet redemption requests as a result of short term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Funds may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short term trading activity. All of these factors may adversely affect the Funds' performance, and these costs are borne by all shareholders, including long term investors who do not generate these costs.

The Trust's Board of Trustees has adopted policies and procedures against market timing and discourages market timing and excessive trading. These policies and procedures apply to all investors in the Funds without exception. If you wish to engage in such practices, we request that you do not purchase shares of the Funds and note that the Funds will not accommodate market timing.

The Trust currently does not impose limits on the frequency or number of exchanges in a given period. However, it is the Trust's policy to deter market timing by imposing a 2% redemption fee on Fund shares sold or exchanged in less than 60 days of purchase. For more information about the redemption fee, please refer to the section titled, "Redemption Fee." The Trust reserves the right to modify, withdraw or impose certain limitations at any time with respect to the exchange privilege, or to reject, in whole or in part, any order to purchase shares of the Funds.

While the Trust discourages excessive short term trading, and applies the policies above on a uniform basis, the Trust cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. In addition, monitoring and discouraging market timing and excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured.

Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Funds' underlying portfolio securities is available in the Funds' Statement of Additional Information ("SAI") and on its website at www.thomaswhite.com.

Your Account

How To Buy Shares

The Funds are no-load and therefore have no sales charges of any kind. The purchase price is a Fund's net asset value per share ("NAV"), which is calculated as of the close of trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time) every day the NYSE is open. Shares may not be purchased on days the exchange is closed. Because some foreign exchanges are open on days when the NYSE is closed, the NAV of a Fund, and particularly the International Fund, may change on a day when you cannot buy or sell shares of the Fund. Options for purchasing shares of the Funds are listed on pages 20-22.

The Funds' portfolio securities and other investments are valued at market value when market quotations are readily available. A security traded on a domestic securities exchange is valued at the last sale price on the exchange on which it principally trades, while securities listed on NASDAQ/NMS may be valued at the Nasdaq Official Closing Price, which may not necessarily represent the last sale price. Foreign securities are valued based on quotations from the primary market in which they are traded. Securities traded over-the-counter are valued at the last current bid price. Market quotations for securities prices may be obtained from automated pricing services. Investments in securities maturing in 60 days or less may be valued at amortized cost.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), Fund management, in good faith, establishes a fair value for the security in accordance with the Funds' valuation procedures. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities affected by a significant event occurring after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of the security; securities whose trading has been halted or suspended; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fund management makes such determinations in good faith in accordance with the Funds' valuation procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

For further information about valuation of investments, see the Statement of Additional Information.

An order will be priced at the next NAV calculated after it is received and accepted by the Funds. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Accounts may not be opened with a third party check. The Funds do not accept cash or credit cards. If payment for an order does not clear, the purchase will be canceled and the shareholder will be liable for any losses or fees the Funds or their transfer agent, U.S. Bancorp Fund Services LLC ("Transfer Agent"), incur.

Minimum Investments
	Initial	Additional
Regular Account	$2,500	$100
Automatic Invest	$1,000	$100
Traditional IRA	$1,000	$100
Roth IRA	$1,000	$100
Coverdell IRA	$1,000	$100

Shares of the Funds may be purchased or sold through certain fund supermarkets, broker-dealers or financial institutions ("Intermediaries"). Intermediaries may use procedures and impose fees or restrictions in addition to or different from those applicable to shareholders who invest directly in the Funds. Intermediaries may also designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. Purchase and redemption orders placed through these Intermediaries will be deemed to have been received and accepted by the Fund when the Intermediary accepts the order.

The Advisor may, out of its own resources and at no additional costs to the Funds or shareholders, pay Intermediaries for providing services to the Funds or to shareholders. Such payments, commonly referred to as "revenue sharing" do not increase Fund expenses and are not reflected in the fees and expenses listed in the expense table of this prospectus. The compensation received by Intermediaries via these payments may be more or less than the overall compensation received by the Intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the Intermediary. Shareholders may obtain more information about these arrangements, including associated conflicts of interest, from their Intermediary, and should so inquire if they would like additional information. Shareholders also may inquire of an Intermediary how the Intermediary will be compensated for investments made in the Funds.

The Following Account Types Can be Opened

Using the Enclosed Application.

Individual or Joint Ownership - For your general investment needs.

Individual accounts are owned by one person. Joint accounts can have two or more owners.

Gift or Transfer to a Minor (UGMA, UTMA) - To invest for a minor's education or other future needs.

These custodial accounts provide ways to give money to a minor. The account application must include the minor's social security number.

Trust or Established Employee Benefit or Profit-Sharing Plan - For money being invested by a trust, employee benefit plan, or profit-sharing plan.

The trust or plan must be established before an account can be opened.

Corporation or Other Entity - For investment needs of corporations, associations, partnerships, institutions, or other groups.

You will need to send a certified corporate resolution with your application.

To Establish One Of The Following Retirement
Accounts Please Call 1-800-811-0535
For Complete IRA Information.

.     Traditional IRA: An individual retirement account. Contributions may or may not be tax deductible depending on a shareholder's circumstances. Assets can grow tax-free. When distributions are received they are taxable as income.

.      Roth IRA: An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified expenses.

.     Coverdell Education Savings Account: An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified education expenses for a beneficiary.

.     Simplified Employee Pension Plans (SEP-IRAs): An IRA that allows small business owners or those with self-employment income to make tax-deductible contributions of up to $30,000 per year for themselves and any eligible employees.

.     Savings Incentive Match Plan for Employees (SIMPLE): Firms with 100 or fewer employees who do not have a retirement plan can establish a SIMPLE Plan. Employees can establish a SIMPLE plan in the form of either an IRA or a 401(k) plan. Employers using IRAs must either match the first 3% of pay each employee defers under the plan, or alternatively, make a non-elective contribution of 2% of pay for each eligible employee.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

.     Name;.     Date of birth (for individuals);.     Residential or business street address (although post office boxes are still permitted for mailing); and.     Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUNDS AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

 How to Buy Shares of the Funds

MAIL
To open an account:	To add to an account:
Complete and sign the application. Make your check(s) payable to the Fund(s) in which you wish to invest. Mail to the address on the application, or for overnight delivery:	Make your check(s) payable to the Fund(s) in which you wish to invest and include the stub from one of your statements with a letter containing your name and account number. Remember to always put your account number on your check. Mail to the address on your statement.
Thomas White Funds Family Shareholder Services Center 615 East Michigan Street 3rd Floor Milwaukee, WI 53202
Phone 1-800-811-0535
To open an account: You may only open a new account by phone if you wire your investment to our Transfer Agent. See the section "Wire" below.	To add to an account: Purchase shares by telephone. Call first to verify that this service is in place on your account. (This service is not available for IRAs).
You must make your telephone purchases by 4:00 p.m. Eastern time.

Wire

To open an account:

If you make your initial investment by wire you must fill out an application marked "follow up" and mail it to our Transfer Agent. The application must be received before any of the purchased shares can be redeemed. Prior to wiring your investment to the Transfer Agent, call and establish an account to ensure the Transfer Agent correctly credits your account.

To add to an account:

Wire to:

U.S. Bank, N.A.
777 E. Wisconsin Ave.
Milwaukee, WI 53202
ABA Number 0750-00022
U.S. Bancorp Fund Services
A/C 112 952 137
For further credit to:
(Fund name)
(Investment account number)
(Name or account registration.

Automatic Investment Plan

To open an account:

You may open a new account with a $1,000 minimum initial investment if you sign up for the Automatic Investment Plan. Fill out the Automatic Investment Plan section on the application for monthly or quarterly transfers from your bank account.

To add to an account:

If you would like to add this service to your account, or if you already have this service, you can easily change the frequency or amount of your automatic investments over the phone by calling 1-800-811-0535.
Guidelines
•	Your bank must be a member of Automatic Clearing House (ACH).
•	If the transfer is from a checking account, this application must be accompanied by a voided check.
•	If the transfer is from a savings account, this application must be accompanied by a savings account deposit slip.
•	The application must be received, with initial investment, at least 15 business days prior to the initial ACH transaction.
•	If the automatic purchase cannot be made due to insufficient funds, a $25 fee will be assessed. Your Automatic Investment Plan will be terminated after two such occurrences.
•	This plan will terminate upon redemption of all shares in your account.
•	Altering the bank information of this Plan must be in writing and received by U.S. Bancorp Fund Services, LLC. Please allow five business days for these changes to become effective.

How To Sell Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received.

A Fund may hold payment on redemptions until it is reasonably satisfied that it has received payment for a recent purchase made by check, by the Automatic Investment Plan, or by telephone purchase, which can take up to fifteen days.

To sell shares in a regular (non-IRA) account, you may use any of the methods described here. To sell shares in an IRA, your request must be made in writing. If you need an IRA Withdrawal Request form, call us at 1-800-811-0535.

Selling Shares in Writing

Please send a letter with:

  your name;
  your Fund account number;
  the dollar amount or number of shares to be redeemed; and
  any other applicable requirements listed in the table on page 27.

Mail your letter to:

Thomas White Funds Family

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Certain requests must include a signature guarantee, which is designed to protect shareholders and the Funds from fraud. You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or savings association. A notary public cannot provide a signature guarantee.

Your request must be made in writing and include a signature guarantee if any of the following situations applies:

.     you wish to redeem more than $50,000 worth of shares;.     your name has changed by marriage or divorce (send a letter indicating your account number(s) and old and new names, signing the letter in both the old and new .     names and having both signatures guaranteed);.     your address has changed within the last 30 days and you would like to redeem shares;.     the check is being mailed to an address different from the one on your account (record address);.     the check is being made payable to someone other than the account owner; or.     you are instructing us to wire the proceeds to a bank or brokerage account and have not previously arranged for telephone redemption by wire.

Redemption Fee

The Funds, especially the International Fund, can experience substantial price fluctuation and are intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Funds' investment programs and create additional transaction costs that are borne by all shareholders. For these reasons, the Funds assess a 2% fee on redemptions (including exchanges) of Fund shares held for less than sixty days.

Redemption fees are paid to each Fund to help offset transaction costs and to protect the Fund's long-term shareholders. Each Fund will use the "first-in, first-out" (FIFO) method to determine the sixty-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than sixty days, the fee will be charged.

The redemption fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains) or to shares held in retirement plans such as SIMPLE IRA and SEP-IRA accounts. The fee does apply to shares held in traditional and Roth IRA accounts and to shares purchased through Automatic Investment Plans.

The Funds understand that the majority of purchases of Fund shares may be for a long-term investment program, but due to unforeseen circumstances, shares must be sold within sixty days of purchase. In such cases, the Funds reserve the right to waive the redemption fee.

The following types of shareholders are exempt from the redemption fee: certain pre-approved group investment plans and charitable organizations; profit-sharing trusts, corporations or other institutional investors who are investment advisory clients of the Advisor, and omnibus or similar account customers of certain pre-approved broker dealers and other institutions.

Please refer to the SAI for more information about the tax aspect of the redemption fee.

How To Sell Shares of the Funds
Phone 1-800-811-0535
All accounts except IRAs	To verify that the telephone redemption plan is in place, call 1-800-811-0535. This may be selected on the application.
You must make your telephone redemptions by 4:00 p.m. Eastern time.
Mail
Individuals, Joint Owners, Sole Proprietorships, UGMA, UTMA	The letter of instctions (usually, all owners of the account), exactly as their names appear on the account.
IRAs	The account owner should complete an IRA Withdrawal Request form. Call 1-800-811-0535 to request one.ruction must be signed by all persons required to sign for transa
Trust	The trustee must sign the letter indicating capacity as trustee. If the account registration does not include the trustee's name, provide a copy of the trust document certified within the last 30 days.
Business or Organization	The person or persons authorized by corporate resolution to act on the account must sign, in that person's official capacity, the redemption request on the corporation's stationery.Include a corporate resolution certified within 30 days if the amount to be redeemed exceeds $50,000.
Executor, Administrator, Conservator, Guardian	Call 1-800-811-0535 for instructions.

Shareholder Services and Account Policies

Doing Business With the Funds

For customer service call 1-800-811-0535. The Funds provide customers with service Monday through Friday, except holidays, from 9:00 a.m. to 8:00 p.m. Eastern time.

Shareholders can also retrieve account information through the Funds' automated phone system by dialing the above toll-free number.

At the discretion of the Funds, investors may be permitted to purchase Fund shares by transferring securities to a Fund that are compatible with that Fund's investment objective and policies. See the SAI for further information.

Subject to limitations described in the SAI, each Fund reserves the right to redeem its shares in kind through payment of portfolio securities instead of cash.

The Funds may require additional information/documents to verify the identity of a customer. If the Funds do not have a reasonable belief of identity, the Funds reserve the right to reject an application to open an account, prohibit transactions in an existing account, or close an account after 30 days if appropriate identification information has not been received.

Investors who make excessive moves in and out of the Funds generate additional costs that fall upon all of a Fund's shareholders. To minimize such costs, the Funds reserve the right to reject any specific purchase order. Purchase orders may also be refused if, in the Advisor's opinion, they are of a size that would disrupt the management of a Fund.

Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

If the value of an account falls below $1,000 due to redemptions or exchanges, a notice of liquidation will be sent to the investor's address of record. The Funds reserve the right to close that account and send the proceeds to the shareholder unless sufficient additional shares are purchased.

If checks representing redemption proceeds or dividend and capital gains distributions are returned "undeliverable" or remain uncashed for six months, the checks shall be canceled and the proceeds will be reinvested in the appropriate Fund at the per share NAV on the date of cancellation. In addition, after such six-month period, the cash election will automatically be changed and future dividends and distributions will be reinvested at the per share NAV determined on the date of payment of such distributions.

If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Address Changes

An address may be changed by calling 1-800-811-0535. The Funds will send a written confirmation of the change to both the old and new addresses. No telephone redemptions may be made for 30 days after a change of address by phone. During those 30 days, a signature guarantee will be required for any written redemption request unless the change of address was made in writing with a signature guarantee.

Telephone Transactions

(For your protection, all transactions are completed over a recorded line.) Many transactions may be initiated by telephone:

.     Change of address;.     Request duplicate statements to be sent to someone designated by the shareholder;.     Request a current account statement;.     Purchase shares (option must be pre-established);.     Redeem shares (option must be pre-established, not available for IRA accounts);.     Change the frequency or amount, or discontinue the Automatic Investment Plan on your account(s);.     Discontinue the telephone redemption privilege for an account;.     Change distribution options (does not apply to IRA accounts);.     Redeem shares, with a check sent to the address of record (does not apply to IRA accounts, and address of record must not have changed in the last 30 days);.     Exchange an investment from an individual account to an existing IRA account with an identical registration; and.     Change the contribution year on an IRA account to the previous year up until April 15 of the current year.

The Funds will not be responsible for any losses resulting from unauthorized telephone transactions if they follow procedures reasonably designed to verify the identity of the caller. Those procedures may include recording the call, requesting additional information, and sending written confirmation of telephone transactions.

You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement. If you do not want to be able to initiate purchase or redemption transactions by telephone, you should decline these privileges on your account application or call the Funds for instructions at 1-800-811-0535.

If you are unable to reach the Funds by phone (for example, during periods of unusual market activity), you should consider placing your order by mail.

Exchange Plan

The Funds' exchange plan permits you to exchange your investment between one Fund and another, or between a Fund and the First American Prime Obligations Fund. The First American Prime Obligations Fund is a no load fund managed by U.S. Bancorp Asset Management.

Before exchanging with the First American Prime Obligations Fund please call and request a prospectus.

You will be asked if you have read the prospectus, and an exchange cannot be accepted unless you indicate that you have done so.

The price at which shares are exchanged is determined by the time of day that we receive the request. To get today's price, call before 4:00 p.m. Eastern time.

Exchange Plan Restrictions

Exchanges will be limited to four roundtrip exchanges per year (a roundtrip is the exchange out of one fund into another fund, and then back into the original fund).

Shares of the fund being exchanged into must be available for sale in your state. The First American Prime Obligation is available in all 50 states. The International Fund and American Opportunities Funds have limited availability. You can call 1-800-811-0535 to verify the availability in your state.

You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

To establish a new account through an exchange, the exchange must be for at least the minimum initial investment of $2,500. For exchanges between established accounts the minimum exchange value must be at least $1,000.

The exchange plan is not available for shares of a Fund for which certificates have been issued.

Because excessive trading can hurt the Funds' performance and shareholders, the Funds reserve the right to temporarily or permanently terminate the exchange privilege of any investor who makes excessive use of the exchange plan.

The Funds also reserve the right to refuse exchange purchases by any person or group, if TWI believes that the purchase will be harmful to existing shareholders.

Please remember that exchanges between Funds in taxable/nonretirement accounts will have tax consequences.

The Funds reserve the right to terminate or modify the exchange plan at any time, but will try to give prior notice whenever they are able to reasonably do so.
Contacting the Thomas White Funds Family
Phone 1-800-811-0535
The following documents are available for free and provide further information on the Funds:
.     Annual/Semi-Annual Reports to Shareholders

In the annual report, you will find a letter to shareholders from the Fund manager and a discussion of the events that impacted the Funds' performance during the period covered, as well as a list of the Funds' investments.
.     Statement of Additional Information (SAI)

The SAI contains additional information about the Funds. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

You may obtain copies of these documents without charge, or make inquiries about the Funds, by calling the telephone number above.

E-mail
Send your request to the Funds at info@thomaswhite.com. You may also obtain copies of Fund documents, after paying a duplicating fee, by sending a request to publicinfo@sec.gov.
On The Internet
Fund documents can be viewed on-line or downloaded from two Internet websites: The Securities and Exchange Commission: http://www.see.gov Thomas White Funds Family: http://www.thomaswhite.com
By Mail

Thomas White Funds Family

440 South LaSalle Street
Suite 3900
Chicago, IL 60605

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-942-8090 for more information) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102.

SEC File Number: 811-8348

2005, Thomas White International, Ltd.

PART C

OTHER INFORMATION

Item 23. Exhibits

(a)    Trust Instrument(2)

(b)    By-Laws(2)

(c)    Not Applicable

(d)   (1)   Form of Investment Advisory Agreement for the Thomas White International Fund(1)

        (2)   Form of Investment Advisory Agreement for the Thomas White American Opportunities Fund(4)

(e)    Not Applicable

(f)    Not Applicable

(g)  (1)    Form of Custody Agreement for the Thomas White American Opportunities Fund(3)

       (2)    Form of Custody Agreement with Northern Trust Company for the Thomas White International Fund(5)

(h)  (1)    Form of Transfer Agent Agreement(1)

        (2)   Form of Blue Sky Compliance Servicing Agreement(1)

        (3)   Form of Custodian Servicing Agreement with respect to Firstar Money Market Funds(3)

        (4)   Form of Expense Limitation Agreement for the Thomas White American Opportunities Fund(6)

        (5)   Form of Expense Limitation Agreement for the Thomas White International Fund(6)

(i)    Opinion and Consent of Counsel(2)

(j)    Consent of Independent Public Accountants (9)

(k)   Not Applicable

(l)    Initial Capital Agreement(2)

(m)  Not Applicable

(n)   Not Applicable

(p)   Code of Ethics (9)

(q)   (1)   Powers of Attorney for Messrs. White, Manos, Mack, Venson and Sullivan(8)

        (2)   Power of Attorney for Ms. Montgomery(7)

        (3)   Secretary's Certificate pursuant to Rule 483(b)(2)

------------

(1)   Filed with Post-Effective Amendment No. 2 to Registrant's Registration Statement on February 28, 1996.

(2)   Filed with Post-Effective Amendment No. 4 to Registrant's Registration Statement on December 31, 1997.

(3)   Filed with Post-Effective Amendment No. 7 to Registrant's Registration Statement on October 30, 1998.

(4)   Filed with Post-Effective Amendment No. 8 to Registrant's Registration Statement on December 15, 1998.

(5)   Filed with Post-Effective Amendment No. 10 to Registrant's Registration Statement on December 30, 1999.

(6)   Filed with Post-Effective Amendment No. 11 to Registrant's Registration Statement on February 28, 2001.

(7)   Filed with Post-Effective Amendment No. 12 to Registrant's Registration Statement on January 30, 2002.

(8)   Filed with Post-Effective Amendment No. 14 to Registrant's Registration Statement on February 27, 2004.

(9)   Filed with Post-Effective Amendment No. 16 to Registrant's Registration Statement on February 25, 2005.

Item 24. Persons Controlled by or Under Common Control with Registrant

Not Applicable.

Item 25. Indemnification

Reference is made to Article X, Section 10.02 of the Registrant's Trust Instrument, which is incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26. Business and Other Connections of the Investment Adviser

The business and other connections of Thomas White International, Ltd. are described in Parts A and B.

For information relating to the investment advisers officers and directors, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Thomas White International, Ltd.

Item 27. Principal Underwriters

Not Applicable.

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Thomas White International, Ltd., 440 South LaSalle Street, Chicago, Illinois 60605-1028.

Item 29. Management Services

Not Applicable

Item 30. Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 17 to its Registration Statement meets the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 17 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington in the District of Columbia on this 1st day of July, 2005.

LORD ASSET MANAGEMENT TRUST

By: /s/Thomas S. White, Jr.*
_________________________
Thomas S. White, Jr.
President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 17 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signatures	Title	Date
/s/Thomas S. White, Jr.* Thomas S. White, Jr.	Trustee, President, and Chairman (Principal Executive Officer)	July 1, 2005
/s/David M. Sullivan II* David M. Sullivan II	Treasurer (Principal Financial and Accounting Officer)	July 1, 2005
/s/ Nicholas G. Manos* Nicholas G. Manos	Trustee	July 1, 2005
/s/ Edward E. Mack, III* Edward E. Mack, III	Trustee	July 1, 2005
/s/ Elizabeth Montgomery* Elizabeth Montgomery	Trustee	July 1, 2005
/s/ John N. Venson* John N. Venson	Trustee	July 1, 2005
* By: /s/ Keith T. Robinson Keith T. Robinson, as attorney-in-fact		July 1, 2005

*Powers of Attorney are incorporated by reference as exhibits.